Exhibit 99.3
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re : Asyst Technologies, Inc.	Case No.: 09-43246 RN 11
CHAPTER 11 — PERIODIC REPORT on subsidiaries
This is the report as of March 31, 2009 on the value, operations and profitability of those entities in which the estate holds a substantial or controlling interest, as required by Bankruptcy Rule 2015.3. The estate of Asyst Technologies, Inc. holds a substantial or controlling interest in the following entities:

		Tab sheet
Name of entity	Interest of the Estate	reference
Asyst Technologies (Taiwan) Ltd.	100%	Taiwan
SMIF Equipment Tianjin Co., Ltd.	100%	China
Asyst Technologies Malaysia Sdn. Bhd.	100%	Malaysia
Asyst Technologies (Far East), Pte. Ltd.	100%	Singapore
Asyst Technologies GmbH	100%	Germany
Asyst Korea, Ltd.	100%	Korea
Asyst Japan Holdings, Inc.[1]	99%	AJH and subs
(consolidated with its subsidiaries)

Footnotes:

[1]	Due to Japanese insolvency and restructuring proceedings of Asyst Japan Holdings Inc. (“AJH”), periodic reports may not be available on a go-forward basis.

[2]	Corporate tax accounts have not been finalized and are subject to change.
This periodic report (the “Periodic Report”) contains separate reports (“Entity Reports”) on the operations and profitability of each entity listed above. A valuation report for each entity is not available as Asyst Technologies does not perform valuations by legal entity. Valuation is performed annually on the entire consolidated Asyst Technologies, Inc. for goodwill impairment analysis required under US GAAP FAS 142.
Each Entity Report consists of four sections, namely statement of income (loss); balance sheet; statement of changes in shareholders equity (deficit) and a description of the entity’s business operations. A statement of cash flow and earnings per share by entity is not available because Asyst Technologies prepares its statement of cash flow and earnings per share calculation on a consolidated basis.
Notes to the periodic subsidiary report are presented at the end of this report to provide information on accounting principles and practices.
I have reviewed the above listing of entities in which the estate of Asyst Technologies, Inc. holds a substantial or controlling interest, and being familiar with Asyst Technologies, Inc.’s financial affairs, verify under the penalty of perjury that the listing is complete, accurate and truthful to the best of my knowledge.

/s/ Paula C. LuPriore Signature of Authorized Individual	6/8/2009 Date

Paula C. LuPriore Printed Name of Authorized Individual	Executive VP, COO and CRO Title of Authorized Individual

Asyst Technologies, Inc.
Case No.: 09-43246 RN 11
Per S419 of the Bankruptcy Abuse Prevention and Consumer Protection Act,
Periodic report for Asyst Subsidiaries covered by this report outlined per chart below.

Asyst Technologies (Taiwan) Ltd.

	Fiscal Year Ending	Fiscal Year Ending
Statement of Operations in USD	3/31/2009	3/31/2008
Revenues	2,462,530	3,198,948
Cost of goods sold	1,237,451	2,124,155

Gross profit	1,225,079	1,074,793
Research & development expenses	40,764	0
Selling, general & admin expenses	1,168,313	1,001,088
Provision for bad debts	130,789	0
Restructuring charges	201,960	146,975

Total operating expenses	1,541,827	1,148,064
Income (loss) from operations	(316,748)	(73,270)
Non-operating income (expenses)	(335,071)	304,771
Interest income (expenses), net	141,487	174,774

Income (loss) before income taxes and minority interest	(510,332)	406,274
Provision for income taxes	(30,572)	9,230

Net income (loss)	(540,904)	415,504

Balance Sheet in USD	As of 3/31/2009	As of 3/31/2008
Assets:
Cash and cash equivalents	394,164	3,399,172
Accounts receivable (non-affiliates), net of allowances	145,709	484,989
Unbilled receivables	30,921	0
Receivable from (Payable) to affiliates	598,045	(717,957)

Inventories
Raw materials	835,887	796,687
Finished goods	7,193	8,055
Finished goods reserve	(160,999)	(159,141)
Total inventories	682,081	645,600

Prepared expenses and other current assets	132,244	166,977
Loan receivable from affiliate — short term	90,000	1,865,175

Total current assets	2,073,164	5,843,956

Property and equipment, net	204,891	136,906
Other assets	26,401	26,917

Total assets	2,304,456	6,007,780

Liabilities and shareholders’ equity
Accounts payable	94,552	69,179
Accrued and other liabilities	127,451	173,835
Deferred margin	8,226	9,212

Total current liabilities	230,230	252,226

Loan payable to affiliate — long term	(3,136,984)	0
Other long-term liabilities	28,714	32,153

Total liabilities	(2,878,041)	284,380

Shareholders’ equity	5,182,496	5,723,400

Total liabilities, minority interest and shareholders’ equity	2,304,456	6,007,780

Statement of changes in shareholders’ equity (deficit)	Fiscal Year Ending	Fiscal Year Ending
In USD	3/31/2009	3/31/2008
Balance, at beginning of period	5,723,400	5,307,896
Comprehensive net income (loss)
Net income (loss)	(540,904)	415,504

Balance, at end of period	5,182,496	5,723,400

Description of Operations
The principal activities of the company are the provision of systems maintenance, sales and technical support services to semiconductor manufacturers and sales of spare parts to semiconductor manufacturers.
Taiwan

SMIF Equipment Tianjin Co., Ltd.

	Fiscal Year Ending	Fiscal Year Ending
Statement of Operations in USD	3/31/2009	3/31/2008
Revenues	1,186,007	847,633
Cost of goods sold	893,086	572,286

Gross profit	292,921	275,348
Selling, general & admin expenses	165,986	231,150
Provision for bad debts	77,084	0
Restructuring charges	2,462	1,588

Total operating expenses	245,531	232,738
Income (loss) from operations	47,390	42,610
Non-operating income (expenses)	7,553	69,945
Interest income (expenses), net	156	2,013

Income (loss) before income taxes and minority interest	55,099	114,568
Provision for income taxes	161	(56,420)

Net income (loss)	55,260	58,148

Balance Sheet in USD	As of 3/31/2009	As of 3/31/2008
Assets:
Cash and cash equivalents	142,069	169,114
Accounts receivable (non-affiliates), net of allowances	101,000	175,937
Receivable from (Payable) to affiliates	29,120	(67,820)

Inventories
Raw materials	462,530	451,915
Finished goods reserve	(58,182)	(56,724)
Total inventories	404,348	395,191

Prepared expenses and other current assets	38,055	34,588

Total current assets	714,592	707,011

Property and equipment, net	49,304	35,496

Total assets	763,896	742,507

Liabilities and shareholders’ equity
Accrued and other liabilities	34,805	68,676

Total current liabilities	34,805	68,676

Total liabilities	34,805	68,676

Shareholders’ equity	729,091	673,831

Total liabilities, minority interest and shareholders’ equity	763,896	742,507

Statement of changes in shareholders’ equity (deficit)	Fiscal Year Ending	Fiscal Year Ending
In USD	3/31/2009	3/31/2008
Balance, at beginning of period	673,831	615,683
Comprehensive net income (loss)
Net income (loss)	55,260	58,148

Balance, at end of period	729,091	673,831

Description of Operations
The principal activities of the company are the provision of systems maintenance, sales and technical support services to semiconductor manufacturers and sales of spare parts to semiconductor manufacturers.
China

Asyst Technologies Malaysia Sdn. Bhd.

	Fiscal Year Ending	Fiscal Year Ending
Statement of Operations in USD	3/31/2009	3/31/2008
Revenues	172,089	151,633
Cost of goods sold	185,814	143,071

Gross profit	(13,725)	8,562
Selling, general & admin expenses	(44)	0
Provision for bad debts	90	0
Restructuring charges	10,619	0

Total operating expenses	10,664	0
Income (loss) from operations	(24,389)	8,562
Non-operating income (expenses)	(33,102)	13,567
Interest income (expenses), net	0	0

Income (loss) before income taxes and minority interest	(57,492)	22,129
Provision for income taxes	0	28,507

Net income (loss)	(57,492)	50,636

Balance Sheet in USD	As of 3/31/2009	As of 3/31/2008
Assets:
Cash and cash equivalents	149,520	106,380
Accounts receivable (non-affiliates), net of allowances	8,501	16,883
Receivable from (Payable) to affiliates	(180,872)	(90,306)

Inventories
Raw materials	42,489	50,924
Finished goods reserve	(9,985)	(11,421)
Total inventories	32,504	39,503

Prepared expenses and other current assets	15,134	17,635

Total current assets	24,787	90,096

Property and equipment, net	23	350

Total assets	24,809	90,446

Liabilities and shareholders’ equity
Accrued and other liabilities	(14,017)	(5,872)

Total current liabilities	(14,017)	(5,872)

Total liabilities	(14,017)	(5,872)

Shareholders’ equity	38,826	96,318

Total liabilities, minority interest and shareholders’ equity	24,809	90,446

Statement of changes in shareholders’ equity (deficit)	Fiscal Year Ending	Fiscal Year Ending
In USD	3/31/2009	3/31/2008
Balance, at beginning of period	96,318	45,682
Comprehensive net income (loss)
Net income (loss)	(57,492)	50,636

Balance, at end of period	38,827	96,318

Description of Operations
The principal activities of the company are the provision of systems maintenance, sales and technical support services to semiconductor manufacturers and sales of spare parts to semiconductor manufacturers.
Malaysia

Asyst Technologies (Far East) Pte. Ltd.

	Fiscal Year Ending	Fiscal Year Ending
Statement of Operations in USD	3/31/2009	3/31/2008
Revenues	1,405,387	1,620,248
Cost of goods sold	882,952	962,989

Gross profit	522,435	657,259
Selling, general & admin expenses	760,292	569,374
Provision for bad debts	2,081	0
Restructuring charges	0	12,955

Total operating expenses	762,373	582,329
Income (loss) from operations	(239,938)	74,930
Non-operating income (expenses)	(1,681)	(113)
Interest income (expenses), net	(18,567)	4,512

Income (loss) before income taxes and minority interest	(260,186)	79,329
Provision for income taxes	(11,712)	(4,340)

Net income (loss)	(271,898)	74,988

Balance Sheet in USD	As of 3/31/2009	As of 3/31/2008
Assets:
Cash and cash equivalents	150,596	236,244
Accounts receivable (non-affiliates), net of allowances	51,498	215,926
Receivable from (Payable) to affiliates	174,835	136,003

Inventories
Raw materials	449,850	518,813
Finished goods	33,445	36,835
Finished goods reserve	(96,650)	(104,859)
Total inventories	386,645	450,789

Total current assets	763,574	1,038,962

Property and equipment, net	4,187	12,644
Other assets	13,678	12,690

Total assets	781,439	1,064,296

Liabilities and shareholders’ equity
Accounts payable	7,692	19,946
Loan payable to affiliate — short term	90,000	0
Accrued and other liabilities	307,691	396,396

Total current liabilities	405,383	416,342

Total liabilities	405,383	416,342

Shareholders’ equity	376,056	647,954

Total liabilities, minority interest and shareholders’ equity	781,439	1,064,296

Statement of changes in shareholders’ equity (deficit)	Fiscal Year Ending	Fiscal Year Ending
In USD	3/31/2009	3/31/2008
Balance, at beginning of period	647,954	572,966
Comprehensive net income (loss)
Net income (loss)	(271,898)	74,988

Balance, at end of period	376,056	647,954

Description of Operations
The principal activities of the company are the provision of systems maintenance, sales and technical support services to semiconductor manufacturers and sales of spare parts to semiconductor manufacturers.
Singapore

Asyst Technologies GmbH

	Fiscal Year Ending	Fiscal Year Ending
Statement of Operations in USD	3/31/2009	3/31/2008
Revenues	1,851,647	947,543
Cost of goods sold	1,287,820	368,989

Gross profit	563,827	578,554
Selling, general & admin expenses	472,030	476,166
Provision for bad debts	1,705	0
Restructuring charges	26,127	0

Total operating expenses	499,862	476,166
Income (loss) from operations	63,965	102,388
Non-operating income (expenses)	154,985	215,571
Interest income (expenses), net	(66,402)	(635)

Income (loss) before income taxes and minority interest	152,548	317,324
Provision for income taxes	(169,196)	(23,916)

Net income (loss)	(16,649)	293,408

Balance Sheet in USD	As of 3/31/2009	As of 3/31/2008
Assets:
Cash and cash equivalents	30,683	158,144
Accounts receivable (non-affiliates), net of allowances	129,879	236,399
Receivable from (Payable) to affiliates	565,365	736,692

Inventories
Raw materials	285,941	286,345
Total inventories	285,941	286,345

Prepared expenses and other current assets	59,277	21,452

Total current assets	1,071,144	1,439,031

Property and equipment, net	34,829	46,561
Other assets	7,334	2,001

Total assets	1,113,307	1,487,594

Liabilities and shareholders’ equity
Accounts payable	48,585	116,665
Accrued and other liabilities	348,884	524,038

Total current liabilities	397,469	640,702

Total liabilities	397,469	640,702

Shareholders’ equity	715,838	846,891

Total liabilities, minority interest and shareholders’ equity	1,113,307	1,487,593

Statement of changes in shareholders’ equity (deficit)	Fiscal Year Ending	Fiscal Year Ending
In USD	3/31/2009	3/31/2008
Balance, at beginning of period	846,892	398,197
Comprehensive net income (loss)
Net income (loss)	(16,649)	293,408
Foreign translation adjustments	(114,405)	155,287

Balance, at end of period	715,838	846,892

Description of Operations
The principal activities of the company are the provision of systems maintenance, sales and technical support services to semiconductor manufacturers and sales of spare parts to semiconductor manufacturers.
Germany

Asyst Korea, Ltd.

	Fiscal Year Ending	Fiscal Year Ending
Statement of Operations in USD	3/31/2009	3/31/2008
Revenues	777,872	711,885
Cost of goods sold	368,583	670,820

Gross profit	409,289	41,065
Selling, general & admin expenses	400,638	0
Provision for bad debts	0	0
Total operating expenses	400,638	0
Income (loss) from operations	8,650	41,065
Non-operating income (expenses)	(50,534)	(21,398)
Interest income (expenses), net	107	60

Income (loss) before income taxes and minority interest	(41,777)	19,728
Provision for income taxes	(3,525)	(15,751)

Net income (loss)	(45,301)	3,977

Balance Sheet in USD	As of 3/31/2009	As of 3/31/2008
Assets:
Cash and cash equivalents	78,859	91,102
Accounts receivable (non-affiliates), net of allowances	81,861	63,354
Receivable from (Payable) to affiliates	59,347	9,120

Inventories
Raw materials	169,990	254,364
Finished goods reserve	(20,332)	(28,451)
Total inventories	149,658	225,914

Prepared expenses and other current assets	21,523	36,029

Total current assets	391,247	425,518

Property and equipment, net	21,990	36,295
Other assets	72,237	101,080

Total assets	485,474	562,894

Liabilities and shareholders’ equity
Accrued and other liabilities	145,219	144,259
Deferred margin	20,037	38,182

Total current liabilities	165,256	182,441

Other long-term liabilities	73,267	88,200

Total liabilities	238,523	270,641

Shareholders’ equity	246,951	292,252

Total liabilities, minority interest and shareholders’ equity	485,474	562,894

Statement of changes in shareholders’ equity (deficit)	Fiscal Year Ending	Fiscal Year Ending
In USD	3/31/2009	3/31/2008
Balance, at beginning of period	292,252	288,275
Comprehensive net income (loss)
Net income (loss)	(45,301)	3,977

Balance, at end of period	246,951	292,252

Description of Operations
The principal activities of the company are the provision of systems maintenance, sales and technical support services to semiconductor manufacturers and sales of spare parts to semiconductor manufacturers.
Korea

Asyst Japan Holdings, Inc. and Subsidiaries

	Fiscal Year Ending	Fiscal Year Ending
Statement of Operations in USD	3/31/2009	3/31/2008
Revenues	285,534,522	345,868,976
Cost of goods sold	215,935,167	266,869,220

Gross profit	69,599,355	78,999,756
Research & development expenses	15,383,334	13,658,726
Selling, general & admin expenses	52,787,707	63,628,042
Provision for (reversal) of bad debts	(986,453)	(2,204,916)
Amortization of acquired intangible assets	8,706,074	16,259,191
Restructuring charges	91,843,010	865,033

Total operating expenses	167,733,672	92,206,076
Income (loss) from operations	(98,134,316)	(13,206,320)
Non-operating income (expenses)	(9,244,091)	4,654,406
Interest income (expenses), net	(10,073,314)	(6,800,793)

Income (loss) before income taxes and minority interest	(117,451,721)	(15,352,707)
Income tax benefit	2,265,169	4,861,877
Minority interest (expense) income	(14,327)	(58,269)

Net income (loss)	(115,200,879)	(10,549,099)

Balance Sheet in USD	As of 3/31/2009	As of 3/31/2008
Assets:
Cash and cash equivalents	27,625,124	80,088,445
Accounts receivable (non-affiliates), net of allowances	30,213,486	57,917,494
Unbilled receivables	33,611,081	47,402,553
Receivable from (Payable) to affiliates	(14,786,075)	(52,342,226)

Inventories
Raw materials	10,091,937	11,817,030
Raw materials reserve	(4,217,991)	(4,220,746)
Work-in-progress	17,405,396	24,757,462
Finished goods	802,625	1,654,445
Finished goods reserve	(2,006,642)	(1,383,107)
Total inventories	22,075,325	32,625,084

Prepared expenses and other current assets	20,529,663	15,437,296
Loan receivable from affiliate — short term	3,300,000	0

Total current assets	122,568,603	181,128,645

Property and equipment, net	18,300,576	19,610,169
Investment in subsidiaries	188,236,537	188,236,537
Goodwill	0	95,269,505
Intangible assets, net	19,319,986	27,946,264
Other assets	16,738,265	14,069,263

Total assets	365,163,967	526,260,384

Liabilities and shareholders’ equity
Short-term loans and notes payable	55,595,958	36,167,218
Current portion of long-term debt and capital leases	76,102,011	7,011,099
Accounts payable	57,753,853	83,609,010
Loan payable to affiliate — short term	0	1,865,175
Accrued and other liabilities	37,595,283	57,829,019
Deferred margin	853,710	277,062

Total current liabilities	227,900,815	186,758,583

Long-term debt and capital leases, net of current portion	1,348,906	112,667,110
Loan payable to affiliate — long term	22,970,000	(12,757,583)
Deferred tax liability, non-current	(353,523)	2,832,821
Other long-term liabilities	18,320,318	11,884,994

Total liabilities	270,186,515	301,385,926

Minority interest	139,425	134,284

Shareholders’ equity	94,838,027	224,740,175

Total liabilities, minority interest and shareholders’ equity	365,163,967	526,260,384

Statement of changes in shareholders’ equity (deficit)	Fiscal Year Ending	Fiscal Year Ending
In USD	3/31/2009	3/31/2008
Balance, at beginning of period	224,740,175	236,136,869
Comprehensive net income (loss)
Net income (loss)	(115,200,879)	(10,549,099)
Cumulative effect of Change in acctg principle	0	(232,119)
Unrealized gains (losses) on securities	(48,285)	(68,711)
Foreign translation adjustments	(14,535,675)	(546,764)
SAB Topic 5H adjustments	(117,309)	0

Balance, at end of period	94,838,027	224,740,175

Description of Operations
The principal activities of this group of companies include developing, manufacturing, selling and supporting integrated automation systems primarily for the semiconductor, and secondarily for the flat panel display manufacturing industries.
AJH and subs

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA
NOTES TO PERIODIC SUBSIDIARY REPORT
BASIS OF PRESENTATION
The accompanying financial statements by entity have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of management, we have included all adjustments consisting of normal and recurring entries considered necessary for a fair statement of the financial position and operating results for the periods presented.
Our Japan subsidiary, Asyst Japan Holdings, Inc. and its subsidiaries operate using their local currency as their functional currency. Accordingly, all assets and liabilities of these subsidiaries are translated using exchange rates in effect at the end of the period, and revenues and costs are translated using average exchange rates for the period. The resulting translation adjustments are presented as a separate component of “Accumulated other comprehensive income (loss).”
All other foreign subsidiaries use the U.S. dollar as their functional currency. Accordingly, assets and liabilities of those subsidiaries are re-measured using exchange rates in effect at the end of the period, except for non-monetary assets, such as inventories and property and equipment that are re-measured using historical exchange rates. Revenues and costs are re-measured using average exchange rates for the period, except for costs related to those balance sheet items that are re-measured translated using historical exchange rates. The resulting re-measurement gains and losses are included in our consolidated statements of operations as incurred.
CRITICAL POLICIES AND ESTIMATES
Revenue Recognition We recognize revenue when persuasive evidence of an arrangement exists, product delivery has occurred or service has been rendered, price is fixed or determinable, and collectability is reasonably assured. Some of our products are large-volume consumables that are tested to industry and/or customer acceptance criteria prior to shipment and delivery. Our primary shipping terms are FOB shipping point, which results in the transfer of title and recognition of product revenue at the time of shipment to our customers. Certain of our product sales are accounted as multiple-element arrangements. We allocate consideration to multiple-element arrangements based on relative objective evidence of fair values, which we determine based on prices charged for such products when sold on a stand-alone basis. If we have met defined customer acceptance experience levels with both the customer and the specific type of product, we recognize the product revenue at the time of shipment and transfer of title, and recognize the remainder when the other elements, primarily installation, have been completed. Some of our other products are highly customized systems and cannot be completed or adequately tested to customer specifications prior to shipment from the factory. We do not recognize revenue for these products until formal acceptance by the customer. We recognize revenue for spare parts sales at the time of shipment and the transfer of title. We defer all revenues and all costs for items that do not meet our revenue recognition policy, and these amounts are reflected in our Consolidated Balance Sheets under “Deferred margin.” We recognize revenue related to maintenance and service contracts ratably over the duration of the contracts. Unearned maintenance and service contract revenue is not significant and is included in our Consolidated Balance Sheets under “Accrued and other liabilities.”
We recognize revenue for long-term construction-type contracts in accordance with the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position (“SOP”) 81-1, “Accounting for Performance of Construction-Type and Certain Production-Type Contracts.” We use the percentage-of-completion method to calculate revenue and related costs for our semiconductor and flat panel display AMHS projects due to the contracts being long-term in nature. Revenue and related costs are recognized only when estimates of the cost to complete and extent of progress toward completion of long-term contracts are available and reasonably dependable. We record revenue and unbilled receivables each period based on the percentage of completion to date on each contract, measured by costs incurred to date relative to the total estimated costs of each contract. The unbilled receivables amount is reclassified to trade receivables once the invoice is issued.

We account for software revenue in accordance with the AICPA SOP 97-2, “Software Revenue Recognition.” Revenue for integration software work is recognized on a percentage-of-completion basis. Software license revenue, which is not material to the consolidated financial statements, is recognized when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the selling price is fixed or determinable, and collectability is probable.
Allowance for Doubtful Accounts We estimate our allowance for doubtful accounts through a specific and non-specific reserve assessment. The specific reserve is a facts and circumstances assessment of accounts receivables outstanding past a certain date, generally 60 days from the payment term due date, and reserve between 0 percent and 100 percent under the specific reserve, depending on the facts and circumstances of the particular case. The non-specific reserve is quantitatively measured through application of a reserve percentage based on the historic accounts receivable write-offs during the immediately preceding five years. Changes in circumstances (such as an unexpected material adverse change in a major customer’s ability to meet its financial obligations to us or its payment trends) may require us to further adjust our estimates of the recoverability of amounts due to us.
Inventory Reserves We evaluate the recoverability of all inventory, including raw materials, work-in-process, finished goods and spare parts, to determine whether adjustments for impairment are required. Inventory which is obsolete or in excess of our demand forecast is fully reserved. Such provisions, once established, are not reversed until the related inventories have been sold or scrapped. If actual demand is lower than our forecast, additional inventory write-downs may be required. We outsource, through a long-term agreement, all of our fab automation product manufacturing to Solectron Corporation (“Solectron”), hereinafter referred to as Flextronics International Ltd. (“Flextronics”) due to Flextronics’ acquisition of Solectron in October 2007. Flextronics purchases inventory for us which may later result in our being obligated to re-purchase inventory purchased by them for our benefit if the inventory is not used over certain specified periods of time per the terms of this agreement. We did not record any revenue for the sale of this inventory to Flextronics and we have fully reserved for any inventory buyback in excess of our demand forecast.
Goodwill We test goodwill for impairment annually in the third quarter of each fiscal year, or sooner should events or changes in circumstances indicate potential impairment. The test is performed in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets.” (“SFAS No. 142”). The test is a two-step process with the first step serving to identify if an impairment has occurred, while the second step measures the amount of the impairment, if any. To determine the amount of the impairment, we estimate the fair value of our reporting segments that contain goodwill, based primarily on expected future cash flows, reduce the amount by the fair value of identifiable intangible assets other than goodwill (also based primarily on expected future cash flows), and then compare the unallocated fair value of the business to the carrying value of goodwill. To the extent goodwill exceeds the unallocated fair value of the business, an impairment expense is recognized.
Impairment of Long Lived Assets We evaluate the recoverability of our long-lived tangible assets in accordance with SFAS No. 144, “Accounting for the Impairment of Long-Lived Assets to be Disposed of” (“SFAS No. 144”). Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows from the use of the assets and its eventual disposition. Measurement of an impairment loss for long-lived assets is based on the fair value of the assets. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less estimated costs to sell.
Warranty Reserve Our warranty policy generally states that we will provide warranty coverage for a pre-determined amount of time, generally 12 to 24 months, for material and labor to repair and service our equipment. We record the estimated warranty cost upon shipment of our products or receipt of customer’s final acceptance. The estimated warranty cost is determined based on the warranty term and historical warranty costs for a specific product. If actual product failure rates or material usage differs from our estimates, we may need to revise our estimated warranty reserve.

Accounting for Income Taxes Effective April 1, 2007, we adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109” (“FIN 48”).
We must make certain estimates and judgments in determining income tax expense for financial statement purposes. These estimates and judgments occur in the calculation of tax credits benefits, and deductions, and in the calculation of certain tax assets and liabilities, which arise from differences in the timing of recognition of revenue and expense for tax and financial statement purposes, as well as the interest and penalties relating to these uncertain tax positions. Significant changes to these estimates may result in an increase or decrease to our tax provision in a subsequent period.
We must assess the likelihood that we will be able to recover our deferred tax assets. To date, we have concluded recovery is not likely and, as such, we have recorded a valuation allowance against the deferred tax assets that we estimate will not ultimately be recoverable. However, should there be a change in our ability to recover our deferred tax assets, our tax provision would decrease in the period in which we determined that the recovery was probable.
In addition, the calculation of our tax liabilities involves dealing with uncertainties in the application of complex tax regulations. As a result of implementing FIN 48, we recognize liabilities for uncertain tax positions based on the two-step process prescribed within the interpretation. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained following an audit, including resolution of related appeals or litigation processes, if any. The second step requires us to estimate and measure the tax benefit which is the largest amount that is more than 50 percent likely of being realized upon ultimate settlement. It is inherently difficult and subjective to estimate such amounts, as this requires us to determine the probability of various possible outcomes. We reevaluate these uncertain tax positions on a quarterly basis. This evaluation is based on factors including, but not limited to, changes in facts or circumstances, changes in tax law, effectively settled issues under audit, and new audit activity. Such a change in recognition or measurement would result in the recognition of a tax benefit or an additional charge to the tax provision in the determination period.
Share-Based Compensation On April 1, 2006, we adopted SFAS No. 123(R), “Share-Based Payment” (“SFAS No. 123(R)”) using the modified prospective transition method. Our Consolidated Financial Statements as of and for the fiscal years ended March 31, 2008 and 2007 reflect the impact of SFAS No. 123(R). However, in accordance with the modified prospective transition method, our Consolidated Financial Statements for prior periods were not restated and do not include the impact of SFAS No. 123(R). Prior periods do not include equity compensation amounts comparable to those included in the Consolidated Financial Statements for the fiscal years ended March 31, 2008 and 2007.
SFAS No. 123(R) requires companies to estimate the fair value of share-based payment awards on the date of grant using an option-pricing model. The value of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in our Consolidated Statements of Operations. Prior to April 1, 2006, we accounted for share-based awards to employees using the intrinsic value method in accordance with APB No. 25 as permitted under SFAS No. 123(R) (and further amended by SFAS No. 148).
Upon adoption of SFAS No. 123(R), we reassessed our equity compensation valuation technique and related assumptions. Our determination of the fair value of share-based payment awards on the date of grant utilizes an option-pricing model, and is impacted by our common stock price as well as a change in assumptions regarding a number of highly complex and subjective variables. These variables include, but are not limited to: expected common stock price volatility over the term of the option awards, as well as the projected employee option exercise behaviors (expected period between stock option vesting date and stock option exercise date). Option-pricing models were developed for use in estimating the value of traded options that have no vesting or hedging restrictions and are fully transferable.

Because employee stock options have certain characteristics that are significantly different from traded options, and changes in the subjective assumptions can materially affect the estimated fair value, in our opinion, the existing Black-Scholes option-pricing model may not provide an accurate measure of the fair value of employee stock options. Although the fair value of employee stock options is determined in accordance with SFAS No. 123(R) using an option-pricing model that value may not be indicative of the fair value observed in a willing buyer/willing seller market transaction.
Share-based compensation expense recognized in our Consolidated Statements of Operations for fiscal years ended March 31, 2008 and 2007 included a combination of payment awards granted prior to April 1, 2006 and payment awards granted subsequent to April 1, 2006. In conjunction with the adoption of SFAS No. 123(R), we changed our method of attributing the value of share-based compensation to expense from the accelerated multiple-option approach to the straight-line single option method. Compensation expense for all share-based payment awards granted subsequent to April 1, 2006 is recognized using the straight-line single-option method, except for compensation expense relating to market-condition awards which is recognized using the graded-vesting method. Share-based compensation expense included in fiscal years ended March 31, 2008 and 2007 includes the impact of estimated forfeitures. SFAS No. 123(R) requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. For the periods prior to fiscal year 2007, we accounted for forfeitures as they occurred. Stock options granted in periods prior to fiscal year 2007 were measured based on SFAS No. 123 criteria, whereas stock options granted subsequent to April 1, 2006 were measured based on SFAS No. 123(R) criteria.
Pension Benefit Plans We provide defined-benefit pension plans in Japan. Consistent with the requirements of local law, we deposit funds for certain of these plans with insurance companies, third-party trustees, or into government-managed accounts, and/or accrues for the unfunded portion of the obligation. The assumptions used in calculating the obligation for the non-U.S. plans depend on the local economic environment.
Our pension benefit costs are developed from actuarial valuations. Inherent in these valuations are key assumptions made by us, including the discount rate and expected long-term rate of return on plan assets. Material changes in pension benefit costs may occur in the future due to changes in these assumptions, as well as our actual experience.
SOURCE AND PREPARER OF FINANCIAL INFORMATION
Information for the periodic subsidiary report is unaudited and was prepared by the Company’s management team and was obtained from the Company’s financial reporting system and various legal documents associated with the Company’s subsidiaries.